                                                                    EXHIBIT 99.4


CASE NAME:     KEVCO GP, INC.                                      ACCRUAL BASIS

CASE NUMBER:   401-40786-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                              FORT WORTH DIVISION
                              ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: JULY 31, 2001
                                        -------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                     TREASURER
---------------------------------------          ------------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                      SEPTEMBER 24, 2001
---------------------------------------          ------------------------------
Printed Name of Responsible Party                            Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
---------------------------------------          ------------------------------
Original Signature of Preparer                               Title

DENNIS S. FAULKNER                                      SEPTEMBER 24, 2001
---------------------------------------          ------------------------------
Printed Name of Preparer                                     Date

CASE NAME:     KEVCO GP, INC.                                  ACCRUAL BASIS - 1

CASE NUMBER:   401-40786-BJH-11

COMPARATIVE BALANCE SHEET

                                                              SCHEDULED               MONTH
ASSETS                                                          AMOUNT                JUL-01               MONTH           MONTH
------                                                       -----------           -----------           ---------       ---------
1.   Unrestricted Cash
2.   Restricted Cash
3.   Total Cash                                                        0                     0
4.   Accounts Receivable (Net)
5.   Inventory
6.   Notes Receivable
7.   Prepaid Expenses
8.   Other (Attach List)                                               0                     0
9.   Total Current Assets                                              0                     0
10.  Property, Plant & Equipment
11.  Less: Accumulated Depreciation/Depletion
12.  Net Property, Plant & Equipment                                   0                     0
13.  Due From Insiders
14.  Other Assets - Net of Amortization (Attach List)                  0                     0
15.  Other (Attach List)                                         360,837               360,837
16.  Total Assets                                                360,837               360,837

POST PETITION LIABILITIES

17.  Accounts Payable
18.  Taxes Payable
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List)                                                                     0
23.  Total Post Petition Liabilities                                                         0

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                                  75,885,064            15,071,491
25.  Priority Debt
26.  Unsecured Debt
27.  Other (Attach List)                                     128,815,071           128,815,071
28.  Total Pre Petition Liabilities                          204,700,135           143,886,562
29.  Total Liabilities                                       204,700,135           143,886,562

EQUITY

30.  Pre Petition Owners' Equity                                                  (204,339,298)
31.  Post Petition Cumulative Profit Or (Loss)
32.  Direct Charges To Equity (Attach
     Explanation )(FOOTNOTE)                                 60,813,573
33.  Total Equity                                                                 (143,525,725)
34.  Total Liabilities and Equity                                                      360,837

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO GP, INC.                                 SUPPLEMENT TO

CASE NUMBER:   401-40786-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                             SCHEDULED              MONTH
ASSETS                                                        AMOUNT                JUL-01            MONTH            MONTH
------                                                       ---------              ------            -----            -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                       0                     0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14                  0                     0

A.        Investment in Subsidiaries                         360,837               360,837
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                                360,837               360,837

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                         0

PRE PETITION LIABILITIES

A.        Interco. Payables (FOOTNOTE)                       315,071               315,071
B.        10 3/8% Senior Sub. Notes                      105,000,000           105,000,000
C.        Sr. Sub. Exchangeable Notes                     23,500,000            23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27          128,815,071           128,815,071

CASE NAME:     KEVCO GP, INC.                                 ACCRUAL BASIS - 2

CASE NUMBER:   401-40786-BJH-11

INCOME STATEMENT

                                                     MONTH                                                                 QUARTER
REVENUES                                             JUL-01                    MONTH                 MONTH                  TOTAL
--------                                             ------                    -----                 -----                  ------

1.     Gross Revenues                                                                                                           0
2.     Less: Returns & Discounts                                                                                                0
3.     Net Revenue                                        0                                                                     0

COST OF GOODS SOLD

4.     Material                                                                                                                 0
5.     Direct Labor                                                                                                             0
6.     Direct Overhead                                                                                                          0
7.     Total Cost Of Goods Sold                           0                                                                     0
8.     Gross Profit                                       0                                                                     0

OPERATING EXPENSES

9.     Officer / Insider Compensation                                                                                           0
10.    Selling & Marketing                                                                                                      0
11.    General & Administrative                                                                                                 0
12.    Rent & Lease                                                                                                             0
13.    Other (Attach List)                                                                                                      0
14.    Total Operating Expenses                           0                                                                     0
15.    Income Before Non-Operating
       Income & Expense                                   0                                                                     0

OTHER INCOME & EXPENSES

16.    Non-Operating Income (Att List)                                                                                          0
17.    Non-Operating Expense (Att List)                                                                                         0
18.    Interest Expense                                                                                                         0
19.    Depreciation / Depletion                                                                                                 0
20.    Amortization                                                                                                             0
21.    Other (Attach List)                                                                                                      0
22.    Net Other Income & Expenses                        0                                                                     0

REORGANIZATION EXPENSES

23.    Professional Fees                                                                                                        0
24.    U.S. Trustee Fees                                                                                                        0
25.    Other (Attach List)                                                                                                      0
26.    Total Reorganization Expenses                      0                                                                     0
27.    Income Tax                                                                                                               0
28.    Net Profit (Loss)                                  0                                                                     0

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

CASE NAME:     KEVCO GP, INC.                                 ACCRUAL BASIS - 3

CASE NUMBER:   401-40786-BJH-11

CASH RECEIPTS AND                                       MONTH                                                        QUARTER
DISBURSEMENTS                                           JUL-01               MONTH              MONTH                 TOTAL
-----------------                                       ------               -----              -----                -------
1.     Cash - Beginning Of Month

RECEIPTS FROM OPERATIONS

2.     Cash Sales                                                                                                         0

COLLECTION OF ACCOUNTS RECEIVABLE

3.     Pre Petition                                                                                                       0
4.     Post Petition                                                                                                      0
5.     Total Operating Receipts                              0                                                            0

NON-OPERATING RECEIPTS

6.     Loans & Advances (Attach List)                        0                                                            0
7.     Sale of Assets                                                                                                     0
8.     Other (Attach List)                                                                                                0
9.     Total Non-Operating Receipts                          0                                                            0
10.    Total Receipts                                        0                                                            0
11.    Total Cash Available                                  0                                                            0

OPERATING DISBURSEMENTS

12.    Net Payroll                                                                                                        0
13.    Payroll Taxes Paid                                                                                                 0
14.    Sales, Use & Other Taxes Paid                                                                                      0
15.    Secured / Rental / Leases                                                                                          0
16.    Utilities                                                                                                          0
17.    Insurance                                                                                                          0
18.    Inventory Purchases                                                                                                0
19.    Vehicle Expenses                                                                                                   0
20.    Travel                                                                                                             0
21.    Entertainment                                                                                                      0
22.    Repairs & Maintenance                                                                                              0
23.    Supplies                                                                                                           0
24.    Advertising                                                                                                        0
25.    Other (Attach List)                                   0                                                            0
26.    Total Operating Disbursements                         0                                                            0

REORGANIZATION DISBURSEMENTS

27.    Professional Fees                                                                                                  0
28.    U.S. Trustee Fees                                                                                                  0
29.    Other (Attach List)                                   0                                                            0
30.    Total Reorganization Expenses                         0                                                            0
31.    Total Disbursements                                   0                                                            0
32.    Net Cash Flow                                         0                                                            0
33.    Cash - End of Month                                   0                                                            0

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
CASE NAME:     KEVCO GP, INC.                                ACCRUAL BASIS - 4

CASE NUMBER:   401-40786-BJH-11

                                              SCHEDULED               MONTH
ACCOUNTS RECEIVABLE AGING                      AMOUNT                 JUL-01               MONTH                   MONTH
-------------------------                     ---------               ------               -----                   ----
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable                           0                   0                   0                      0
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)                           0                   0                   0                      0


AGING OF POST PETITION                               MONTH:       JULY-01
TAXES AND PAYABLES                                          -------------------

                                                  0 - 30           31 - 60           61 - 90             91 +
TAXES PAYABLE                                      DAYS              DAYS              DAYS              DAYS             TOTAL
-------------                                     ------           -------           -------            -------           -----
1. Federal                                                                                                                    0
2. State                                                                                                                      0
3. Local                                                                                                                      0
4. Other (Attach List)                                                                                                        0
5. Total Taxes Payable                                 0                 0                 0                 0                0
6. Accounts Payable                                    0                 0                 0                 0                0


STATUS OF POST PETITION TAXES                       MONTH:       JULY-01
                                                            -------------------

                                   BEGINNING TAX            AMOUNT WITHHELD                                     ENDING TAX
FEDERAL                              LIABILITY*             AND/OR ACCRUED             (AMOUNT PAID)            LIABILITY
-------                            -------------            ---------------            -------------          -------------
1.  Withholding **                                                                                                        0
2.  FICA - Employee **                                                                                                    0
3.  FICA - Employer **                                                                                                    0
4.  Unemployment                                                                                                          0
5.  Income                                                                                                                0
6.  Other (Attach List)                        0                          0                        0                      0
7.  Total Federal Taxes                        0                          0                        0                      0

STATE AND LOCAL

8.  Withholding                                                                                                           0
9.  Sales                                                                                                                 0
10. Excise                                                                                                                0
11. Unemployment                                                                                                          0
12. Real Property                                                                                                         0
13. Personal Property                                                                                                     0
14. Other (Attach List)                        0                          0                         0                     0
15. Total State And Local                      0                          0                         0                     0
16. Total Taxes                                0                          0                         0                     0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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

CASE NAME:     KEVCO GP, INC.                                ACCRUAL BASIS - 5

CASE NUMBER:   401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                     MONTH:       JULY-01
                                                            ------------------

BANK RECONCILIATIONS                             Account # 1          Account # 2
--------------------                             -----------          -----------
A.   BANK:                                                                                  Other Accounts
B.   ACCOUNT NUMBER:                                                                         (Attach List)          TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                          0              0
2.   Add: Total Deposits Not Credited                                                                    0              0
3.   Subtract: Outstanding Checks                                                                        0              0
4.   Other Reconciling Items                                                                             0              0
5.   Month End Balance Per Books                          0                      0                       0              0
6.   Number of Last Check Written


INVESTMENT ACCOUNTS

                                               DATE OF              TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE           INSTRUMENT             PURCHASE PRICE           CURRENT VALUE
---------------------------                    --------           ----------             --------------           -------------

7.
8.
9.
10.  (Attach List)                                                                                    0                       0
11.  Total Investments                                                                                0                       0

CASH

12.  Currency On Hand                                                                                                         0
13.  Total Cash - End of Month                                                                                                0

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

CASE NAME:     KEVCO GP, INC.                             ACCRUAL BASIS - 6

CASE NUMBER:   401-40786-BJH-11
                                                        MONTH:    JULY-01
                                                               --------------


PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                             TYPE OF              AMOUNT              TOTAL PAID
                  NAME                       PAYMENT               PAID                 TO DATE
                  ----                       -------              ------              ----------
1.
2.
3.
4.
5. (Attach List)                                                       0                       0
6. Total Payments To Insiders                                          0                       0

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                                     TOTAL
                                        AUTHORIZING             AMOUNT          AMOUNT         TOTAL PAID             INCURRED
                 NAME                     PAYMENT              APPROVED          PAID            TO DATE              & UNPAID*
                 ----                   -----------            --------         ------         ----------             ---------
1.
2.
3.
4.
5. (Attach List)                                                      0              0                  0                     0
6. Total Payments To Professionals                                    0              0                  0                     0

   * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                               SCHEDULED            AMOUNTS          TOTAL
                                MONTHLY              PAID            UNPAID
                                PAYMENTS             DURING           POST
 NAME OF CREDITOR                 DUE                MONTH          PETITION
 ----------------              ---------            -------        ----------
1. Bank of America                                        0        15,071,491
2.
3.
4.
5. (Attach List)                       0                  0                 0
6. TOTAL                               0                  0        15,071,491

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

CASE NAME:     KEVCO GP, INC.                           ACCRUAL BASIS - 7

CASE NUMBER:   401-40786-BJH-11
                                                    MONTH:        JULY-01
                                                           --------------------
QUESTIONNAIRE

                                                                                          YES      NO
                                                                                          ---      --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                            X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                               X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                        X

5.   Have any Post Petition Loans been received by the debtor from any party?                       X

6.   Are any Post Petition Payroll Taxes past due?                                                  X

7.   Are any Post Petition State or Federal Income Taxes past due?                                  X

8.   Are any Post Petition Real Estate Taxes past due?                                              X

9.   Are any other Post Petition Taxes past due?                                                    X

10.  Are any amounts owed to Post Petition creditors delinquent?                                    X

11.  Have any Pre Petition Taxes been paid during the reporting period?                             X

12.  Are any wage payments past due?                                                                X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                          YES      NO
                                                                                          ---      --

1.   Are Worker's Compensation, General Liability and other necessary
     insurance coverages in effect?                                                        X

2.   Are all premium payments paid current?                                                X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

   TYPE OF POLICY                       CARRIER                           PERIOD COVERED                PAYMENT AMOUNT & FREQUENCY
   --------------                       -------                           --------------                --------------------------
General Liability                    Liberty Mutual                       9/1/00-3/1/02                 Semi-Annual        $64,657

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

CASE NAME:     KEVCO GP, INC.                         FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40786-BJH-11                          ACCRUAL BASIS

                                                     MONTH:        JULY-01
                                                             ------------------


ACCRUAL
BASIS
FORM
NUMBER             LINE NUMBER          FOOTNOTE / EXPLANATION
-------            -----------          ----------------------

   1                   24               Pursuant to Asset Purchase Agreements
                                        approved by the Court (see prior Monthly
                                        Operating Reports for details), the
                                        Kevco Debtors have sold most of their
                                        assets except for certain items of real
                                        property currently being marketed.

    1                  27A              Intercompany payables are to co-debtors
                                        Kevco Management Co. (Case No.
                                        401-40788-BJH-11), Kevco Distribution,
                                        LP (Case No. 401-40789-BJH-11), Kevco
                                        Manufacturing, LP (Case No.
                                        401-40784-BJH-11), Kevco Holding, Inc.
                                        (Case No. 401-40785-BJH-11), Kevco, Inc.
                                        (Case No. 401-40783-BJH-11), DCM
                                        Delaware, Inc. (Case No.
                                        401-40787-BJH-11), and Kevco Components,
                                        Inc. (Case No. 401-40790-BJH-11).

    1                  32               The direct charges to equity are due to
                                        the secured debt reductions pursuant to
                                        sales of Kevco Manufacturing, L.P.'s
                                        operating divisions, the asset sale of
                                        the South Region of Kevco Distribution
                                        as well as direct cash payments of $25
                                        million (See Footnote 1,24). The secured
                                        debt owed to Bank of America by Kevco,
                                        Inc. (Case No. 401-40783-BJH-11) has
                                        been guaranteed by all of its co-debtors
                                        (See Footnote 1,27A); therefore, the
                                        secured debt is reflected as a liability
                                        on all of the Kevco entities. The charge
                                        to equity is simply an adjustment to the
                                        balance sheet.